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                                                                   EXHIBIT 10.18

NOTE: Redacted portions have been marked with asterisks (***). The redaced portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


            FIRST AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT
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     This First Amendment to Cost Sharing National IRU Agreement ("First
Amendment") is entered into between LEVEL 3 COMMUNICATIONS, LLC ("Grantor) and SPLITROCK SERVICES, INC. ("Grantee"). Grantor and Grantee hereby agree as follows:

     1.  Agreement.  Grantor and Grantee are parties to a certain Cost Sharing
         ---------
National IRU Agreement dated April 26, 1999 (the "Agreement"). Terms capitalized herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     2.  Amendment.  Grantor and Grantee hereby amend Section 13.02 of the
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Agreement by deleting clause (i) thereof and inserting in lieu thereof the following clause (i):

          "(i) Grantee shall pay to Grantor on the first (1st) day of each calendar month, in advance, with respect to each Segment, commencing with the Acceptance Date of such Segment and continuing until the expiration of the Term of the IRU with respect to such Segment, (***) per Route Mile (for up to (***) Grantee Fibers) and (***) per Route Mile (for (***) Grantee Fibers) (the "Monthly Charge"); and"

     3.  Ratification.  Except as amended by this  First Amendment, the original
         ------------
terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by this First Amendment, is hereby ratified and confirmed.

     4.  Counterparts.  This First Amendment may be executed in counterparts and
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may be delivered by facsimile transmission.

     Dated effective May 10, 1999.

LEVEL 3 COMMUNICATIONS, LLC         SPLITROCK SERVICES, INC.


By:                                 By:
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Title:                              Title: